IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares Trust
Supplement dated December 15, 2021 (the “Supplement”) to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2021 (as revised November 15, 2021), for the iShares Global Green Bond ETF (BGRN) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
The Board of Trustees (the “Board”) has approved the following changes that are expected to take effect for the Fund on or around March 1, 2022, except for the management fee change, which will take effect on December 15, 2021:

	Current	New
Fund Name	iShares Global Green Bond ETF	iShares USD Green Bond ETF
Underlying Index	Bloomberg MSCI Global Green Bond Select (USD Hedged) Index	Bloomberg MSCI USD Green Bond Select Index
Investment Objective	The Fund seeks to track the investment results of an index composed of global investment-grade green bonds that are issued to fund environmental projects, while mitigating exposure to currency fluctuations versus the U.S. dollar.	The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade green bonds that are issued by U.S. and non‑U.S. issuers to fund environmental projects.
Management Fee	0.25%	0.20%

Changes to the Fund’s “Fees and Expenses”
The section entitled “Fee and Expenses” on pages S‑1 and S-2 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.20%	None	0.00%	0.20%

[1]	The expense information in the table has been restated to reflect current fees.
[2]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Change to the Fund’s “Principal Investment Strategies”
The first six paragraphs of the section of the Summary Prospectus and the Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the Bloomberg MSCI USD Green Bond Select Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated investment-grade (as determined by Bloomberg Index Services Limited, a subsidiary of Bloomberg Capital, Inc. (the “Index Provider” or “Bloomberg”)) green bonds issued by U.S. and non‑U.S. issuers to fund projects with direct environmental benefits.
Green bonds are fixed income securities whose proceeds are exclusively applied to projects or activities that promote climate or other environmental sustainability purposes. For inclusion in the Underlying Index, securities are independently evaluated by MSCI ESG Research LLC (“MSCI ESG Research”), pursuant to an agreement between MSCI ESG Research and the Index Provider (or an affiliate), based on four criteria aligned with themes articulated in the Green Bond Principles, which are published by the International Capital Market Association (“Green Bond Principles”). The first criterion is whether the use of proceeds falls within at least one of six eligible environmental categories defined by MSCI ESG Research: alternative energy, energy efficiency, pollution prevention and control, sustainable water, green building and climate adaption. Other environmental activities that do not fit into these categories (e.g., sustainable forestry) may also be candidates for inclusion based on evaluations by MSCI ESG Research.
The remaining three criteria for evaluation and inclusion in the Underlying Index are processes for green project evaluation and selection, processes for the management of proceeds and a commitment to ongoing reporting of the environmental impact of the use of proceeds.
Self-labeled green bonds are evaluated for potential inclusion in the Underlying Index using the four criteria. Meeting all four criteria is required for bonds issued after the publication of the Green Bond Principles in January 2014. Green bonds issued prior to 2014 that are widely accepted by investors as green bonds may still qualify for the Underlying Index, even if not all four criteria are satisfied, since no formal guidelines were available at the time of issuance. General purpose bonds from issuers that are considered by the Index Provider to be a pure-play green company (defined as a legal entity with greater than 90% of activities, as measured by revenues, within one or more of the eligible environmental categories) must meet all four criteria to be eligible.
The Underlying Index includes sovereign and government-related debt, corporate bonds and securitized bonds denominated in U.S. dollars from both developed and emerging market issuers. As of October 31, 2021, the Underlying Index was composed of securities issued by entities in the following 23 countries or regions as well as securities issued or guaranteed by supranational entities: Australia, Brazil, Canada, Chile, China, France, Germany, Hong Kong, India, Indonesia, Japan, the Netherlands, Norway, the Philippines, Portugal, Qatar, Saudi Arabia, Singapore, South Korea, Sweden, the United Arab Emirates, the U.K. and the U.S.
As of October 31, 2021, a significant portion of the Underlying Index is represented by financials, utilities and non-U.S. agency debt securities. The components of the Underlying Index are likely to change over time. Eligible securities include, among others, fixed-rate coupon bonds; bonds that convert from fixed to floating rate (including fixed‑to‑float perpetuals); senior and subordinated securities; fixed-rate bullet, putable, sinkable/amortizing and callable bonds; taxable municipal securities; original issue zero coupon bonds; certificates of deposit; loan participation notes; and U.S. agency commercial mortgage-backed securities. Fixed‑to‑floating rate bonds are eligible during their fixed-rate term only. Certain types of securities are excluded from the Underlying Index, including, among others, contingent capital securities, bonds with equity-type features (e.g., warrants, convertibles and preferreds), inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, tax‑exempt municipal securities, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”)), retail bonds and structured notes.
The Underlying Index does not have a one‑year minimum time to maturity requirement and holds bonds until final maturity. As of October 31, 2021, the weighted average duration of the securities in the Underlying Index was 6.6 years, and the weighted average maturity of the securities in the Underlying Index was 8.5 years.
The securities in the Underlying Index are weighted using an issuer capping methodology that sets a 23.75% cap on the aggregate weight of all large issuers, which are defined by the Index Provider as individually having at least 4.75% of the market value of the uncapped index. Small issuers, defined as individually having less than 4.75% of the market value of the uncapped index, are individually capped at 4.75% of the Underlying Index. The excess market value over the caps is redistributed on a pro rata basis to all other issuers’ bonds that are under the caps until no limits are breached. This methodology is applied at each rebalancing, which occurs on the last business day of each month.
The last six paragraphs of the section of the Summary Prospectus and the Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, MSCI ESG Research or their affiliates, which are independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Changes to the Fund’s Principal Risks
The last sentence of the section entitled “Credit Risk” on pages 3-4 of the Prospectus is deleted in its entirety.
The sections entitled “Currency Hedging Risk” and “Currency Risk” on pages S‑6 and S‑7 of the Summary Prospectus and the Prospectus and pages 4‑5 of the Prospectus are deleted in their entirety.
The following is deleted from the section entitled “Cybersecurity Risk” on page 6 of the Prospectus:
“, hedging counterparties to the Fund”
The section entitled “Derivatives” on pages S‑7 and S‑8 of the Summary Prospectus and the Prospectus and pages 6‑7 of the Prospectus is deleted in its entirety.
The following phrases are deleted from the section entitled “Issuer Risk” on page S-10 of the Summary Prospectus and Prospectus and on page 13 of the Prospectus:
“and other instruments” and “or counterparty on other instruments” and “or instruments”
The following is deleted from the section entitled “Management Risk” on page 13 of the Prospectus:
“and other instruments”

The following is deleted from the section entitled “Market Risk” on page 13 of the Prospectus:
“other instrument” and “and instruments”
The section entitled “Market Trading Risk” on page S‑10 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
The following is deleted from the section entitled “Market Trading Risk” on pages 14-15 of the Prospectus:
However, BFA may seek to limit the size of the Fund in order to attempt to mitigate the likelihood of a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective, including by recommending that the Fund limit purchases of Fund shares through Creation Unit transactions. If the Fund elects to impose limitations on creation transactions, Fund shares may be more likely to trade at a premium to NAV in the secondary market.
The section entitled “National Closed Market Trading Risk” on page S‑10 of the Summary Prospectus and the Prospectus and page 15 of the Prospectus is deleted in its entirety.
The section entitled “Tax Risk” on pages S‑12 and S‑13 of the Summary Prospectus and the Prospectus and pages 20‑21 of the Prospectus is deleted in its entirety.
The section entitled “Tracking Error Risk” on page S‑13 of the Summary Prospectus and the Prospectus and page 21 of the Prospectus is deleted in its entirety and replaced with the following:
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
The section entitled “Valuation Risk” on pages S‑13 and S‑14 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
The section entitled “Valuation Risk” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non‑U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Changes to the Fund’s “Management”
The section entitled “Management” on page S‑16 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day‑to‑day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2021.
The third paragraph of the section entitled “Investment Adviser” on pages 25‑26 of the Prospectus is deleted in its entirety and replaced with the following:
Effective December 15, 2021, for its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%. Prior to December 15, 2021 and for the fiscal year ended October 31, 2020, BFA was paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%. Prior to December 15, 2021, BFA contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver would not exceed 0.20%. The contractual waiver was terminated effective December 15, 2021 upon written agreement of the Trust and BFA. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The fourth paragraph of the section entitled “Investment Adviser” on pages 25‑26 of the Prospectus is deleted in its entirety.

The last two paragraphs of the section entitled “Investment Adviser” on pages 25-26 of the Prospectus are deleted in their entirety and replaced with the following:
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2020, BFA and its affiliates provided investment advisory services for assets in excess of $8.68 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust’s Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund’s Annual Report for the period ended October 31.
The section entitled “Portfolio Managers” on pages 26‑27 of the Prospectus is deleted in its entirety and replaced with the following:
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day‑to‑day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2021.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Changes to “More Information About the Fund”
The second and fourth paragraphs of the section entitled “More Information About the Fund” on pages 1‑2 of the Prospectus are deleted in their entirety and replaced with the following:
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
Changes to “A Further Discussion of Other Risks”
The section entitled “Custody Risk” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
The section entitled “Hedging Risk” on page 22 of the Prospectus is deleted in its entirety.
Changes to “General Description of the Trust and its Funds”
The second full paragraph of the section entitled “General Description of the Trust and its Funds” on pages 1‑2 of the SAI is deleted in its entirety and replaced with the following:
Each Fund is managed by BFA, an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”). BlackRock International Limited (“BIL”), an affiliate of BFA, serves as a sub‑adviser to the iShares

1‑3 Year International Treasury Bond ETF, iShares Core International Aggregate Bond ETF, iShares International Treasury Bond ETF and iShares J.P. Morgan USD Emerging Markets Bond ETF. BlackRock (Singapore) Limited (“BRS”), an affiliate of BFA, serves as a sub‑adviser (together with BIL, the “Sub‑Advisers”) to the iShares Core International Aggregate Bond ETF.
Changes to the Fund’s “Investment Strategies and Risks”
Each reference to the “iShares Global Green Bond ETF” in the first, third, fifth, seventh, eighth, ninth, tenth, eleventh and twelfth paragraphs of the section entitled “Investment Strategies and Risks” on pages 3‑5 of the SAI is deleted.
Each reference to the “iShares Global Green Bond ETF” in the sections entitled “Currency Transactions” and “Derivatives” on pages 6‑7 of the SAI is deleted.
The reference to the “iShares Global Green Bond ETF” in the section entitled “Hedging” on pages 9‑10 of the SAI is deleted.
The reference to the “iShares Global Green Bond ETF” in the section entitled “Risk of Investing in the China Bond Market” on pages 30‑31 of the SAI is deleted.
Changes to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “Bloomberg MSCI Global Green Bond Select (USD Hedged) Index” on pages 50‑51 of the SAI is deleted in its entirety and replaced with the following:
Bloomberg MSCI USD Green Bond Select Index
To use the Bloomberg MSCI USD Green Bond Select Index, BFA or its affiliates have entered into a license agreement with MSCI ESG Research LLC (“MSCI ESG Research”), which may license the Bloomberg MSCI USD Green Bond Select Index pursuant to its agreement with Bloomberg Index Services Limited, a subsidiary of Bloomberg Capital, Inc. or an affiliate (the “Index Provider”).
Number of Components: approximately 236
Index Description. The Bloomberg MSCI USD Green Bond Select Index measures the performance of U.S. dollar-denominated investment-grade (as determined by the Index Provider) green bonds issued by U.S. and non‑U.S. issuers. Green bonds are fixed income securities whose proceeds are exclusively applied to projects or activities that promote climate or other environmental sustainability purposes. For inclusion in the Underlying Index, securities are independently evaluated by MSCI ESG Research pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (or an affiliate) based on four criteria aligned with themes articulated in the Green Bond Principles, which are published by the International Capital Market Association (“Green Bond Principles”).
The first criterion is whether the use of proceeds falls within at least one of six eligible environmental categories defined by MSCI ESG Research: alternative energy, energy efficiency, pollution prevention and control, sustainable water, green building, and climate adaption. The remaining three criteria for evaluation and inclusion in the Underlying Index are processes for green project evaluation and selection, processes for management of proceeds, and a commitment to ongoing reporting of the environmental impact of the use of proceeds.
Self-labeled green bonds are evaluated for potential inclusion in the Underlying Index using the four criteria. Meeting all four criteria is required for bonds issued after the publication of the Green Bond Principles in January 2014. Green bonds issued prior to 2014 that are widely accepted by investors as green bonds may still qualify for the Underlying Index, even if not all four criteria are satisfied, since no formal guidelines were available at the time of issuance.
Use of proceeds and project bonds are considered eligible if the use of proceeds falls within at least one of the six eligible environmental categories defined by MSCI ESG Research. In cases where project categories do not overlap entirely, MSCI ESG Research will consider bonds eligible if at least 90% of the projected use of proceeds falls within eligible categories. General purpose bonds from issuers that are considered by the Index Provider to be a pure-play green company (defined as a legal entity with greater than 90% of activities, as measured by revenues, within one or more of the eligible environmental categories) must meet all four criteria of the Underlying Index to be eligible.
Index Methodology. The Underlying Index includes sovereign and government-related debt, corporate bonds and securitized bonds denominated in U.S. dollars from both developed and emerging market issuers. Eligible securities include fixed-rate coupon bonds; bonds that convert from fixed to floating rate (including fixed‑to‑float perpetuals); senior and subordinated issues; fixed-rate bullet, putable, sinkable/amortizing and callable bonds; taxable municipal securities; original issue zero coupon bonds; bonds issued through underwritten medium term note programs; enhanced equipment trust certificates; certificates of deposit; loan participation notes; and U.S. agency commercial mortgage-backed securities (“CMBS”). Fixed‑to‑floating rate bonds are eligible during their fixed-rate term only.
Certain types of securities are excluded from the Underlying Index, including contingent capital securities (including traditional CoCos and contingent write-down securities), bonds with equity-type features (e.g., warrants, convertibles, preferreds, and Dividend Received Deduction (“DRD”)/ Qualified Dividend Income (“QDI”)-eligible issues), inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, tax‑exempt municipal securities, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the 1933 Act), retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, non‑ERISA eligible CMBS, U.S. agency mortgage-backed securities with hybrid adjustable rate mortgages, Formosa bonds, and illiquid securities with no available internal or third-party pricing source.
The Underlying Index does not have a one‑year minimum time to maturity requirement and will hold bonds until final maturity. As of October 31, 2021, the weighted average duration of the securities in the Underlying Index was 6.6 years and the weighted average maturity of the securities in the Underlying Index was 8.5 years.
The securities in the Underlying Index are weighted using an issuer capping methodology that sets a 23.75% cap on the aggregate weight of all large issuers, which are defined by the Index Provider as individually having at least 4.75% of the market value of the uncapped index. Small issuers, defined as individually having less than 4.75% of the market value of the uncapped index, are individually capped at 4.75% of the Underlying Index. The excess market value over the caps is redistributed on a pro rata basis to all other issuers’ bonds that are under the caps until no limits are breached. This methodology is applied at each rebalancing, which occurs on the last business day of each month.
The Index Provider deems securities rated Baa3 / BBB‑ / BBB‑ or higher, using the middle rating of Fitch Ratings, Inc., Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (S&P Global Ratings), to be investment grade. When a rating from only two rating agencies is available, the lower rating is used; when only one rating agency rates a bond, that rating is used. If explicit bond level ratings are not available, the Index Provider may use other sources to classify securities by credit quality, such as expected ratings at issuance, issuer rating or other criteria as determined by the Index Provider.
Changes to “Investment Advisory, Administrative and Distribution Services”
Footnote 9 to the table in the section entitled “Investment Adviser” on pages 99‑100 of the SAI is deleted in its entirety and replaced with the following:

For the iShares Global Green Bond ETF, BFA had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver would not exceed 0.20% through March 1, 2022. The contractual waiver was discontinued on December 15, 2021. For the fiscal years ended October 31, 2020 and October 31, 2019, BFA waived $36,833 and $12,954 of its management fees, respectively.
Changes to the Fund’s “Investment Sub‑Advisers”
The section entitled “Investment Sub‑Advisers” on page 101 of the SAI is deleted in its entirety and replaced with the following:
Pursuant to the Investment Advisory Agreement between BFA and the Trust entered into on behalf of the Funds, BFA may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub‑advisers, including, without limitation, affiliates of BFA, to perform investment advisory services with respect to the Funds. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub‑advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
BFA has entered into separate investment sub‑advisory agreements (each, a “Sub‑Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”) with BIL, an affiliate of BFA, with respect to the iShares 1‑3 Year International Treasury Bond ETF, iShares Core International Aggregate Bond ETF, iShares International Treasury Bond ETF and iShares J.P. Morgan USD Emerging Markets Bond ETF, and with BRS, an affiliate of BFA, with respect to the iShares Core International Aggregate Bond ETF. BIL is a registered investment adviser, organized in 1999, located in the U.K. BRS is a registered investment adviser, organized in 2000, located in Singapore.

Subject to the supervision and oversight of the Board and BFA, BIL is primarily responsible for execution of securities transactions and the management of specified assets outside the U.S. and Canada in each of the iShares 1‑3 Year International Treasury Bond ETF’s, iShares Core International Aggregate Bond ETF’s, iShares International Treasury Bond ETF’s and iShares J.P. Morgan USD Emerging Markets Bond ETF’s portfolio.
Subject to the supervision and oversight of the Board and BFA, BRS is primarily responsible for execution of securities transactions and the management of specified assets in the PRC for the iShares Core International Aggregate Bond ETF’s portfolio.
Pursuant to the Sub‑Advisory Agreements, BFA pays each of the Sub‑Advisers for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement, or (ii) an amount based on the cost of the services provided. If a Sub‑Adviser provides services relating to both portfolio management and trading, it is entitled to receive, from BFA, an amount equal to 20% of BFA’s management fee, and if the Sub‑Adviser provides services related solely to trading, then it is entitled to receive, from BFA, an amount equal to 110% of the actual pre‑tax costs incurred by the Sub‑Adviser. BIL may be responsible for the day‑to‑day management of the iShares 1‑3 Year International Treasury Bond ETF, iShares Core International Aggregate Bond ETF, iShares International Treasury Bond ETF and iShares J.P. Morgan USD Emerging Markets Bond ETF or portions of the Funds. BRS may be responsible for the day‑to‑day management of the iShares Core International Aggregate Bond ETF or portions of the Fund.
Unless earlier terminated as described below, each Advisory Agreement will remain in effect for an initial two‑year period and from year to year if approved annually (i) by the Board or by a vote of a majority of the applicable Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party.
Each Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act) and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As a result of the changes to the Fund’s name and the Fund’s Underlying Index, all other references in the Summary Prospectus, Prospectus and SAI to “iShares Global Green Bond ETF” or “Bloomberg MSCI Global Green Bond Select (USD Hedged) Index” are changed to reflect the Fund’s new name or the new Underlying Index, respectively.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑BGRN‑1221

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